Exhibit 99.2

Bank of Florida Corporation

Financial Highlights (unaudited)

	For the Three Months Ended
(dollars in thousands, except per share data)	Sept 30, 2009	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sept 30, 2008

Income Statement Highlights
Net interest income before provision	$9,554	$9,435	$9,595	$9,789	$10,921
Provision for loan losses	25,719	9,764	6,693	16,026	6,190
Non interest income	1,595	2,676	1,155	1,195	1,162
Non interest expense	73,014	12,704	11,031	10,951	11,388
Net (loss) income	(78,080)	(6,500)	(4,373)	(10,014)	(3,445)
Top-line revenue	10,637	10,760	10,750	10,984	12,055
Basic (loss) income per common share	(6.10)	(0.51)	(0.34)	(0.78)	(0.27)
Diluted (loss) income per common share	(6.10)	(0.51)	(0.34)	(0.78)	(0.27)

Key Ratios
Return on average assets	(20.63)%	(1.71)%	(1.15)%	(2.65)%	(0.95)%
Return on average common equity	(180.22)	(14.19)	(9.23)	(20.89)	(6.96)
Net interest margin	3.02	2.97	2.93	2.89	3.33
Efficiency ratio [1]	686.42	118.07	102.61	99.70	94.48
Tangible common equity ratio [2]	6.53	7.69	8.08	8.43	8.90
Average equity to average assets	11.73	12.06	12.46	12.70	13.66
Average loans to average deposits	95.67	99.21	104.04	103.84	112.45
Net charge-offs to average loans	4.52	3.29	3.92	0.26	1.72
Loan loss allowance to total loans	3.03	1.96	1.90	2.32	1.14
Loan loss allowance to nonperforming loans	25.32	17.58	21.28	41.10	49.08
Nonperforming loans to total loans	11.98	11.12	8.93	5.63	2.33
Nonperforming assets to total assets	10.79	9.74	7.67	4.95	2.15

Average Balances
Average loans	$1,124,263	$1,153,183	$1,202,566	$1,213,371	$1,196,918
Average assets	1,513,915	1,520,350	1,521,222	1,509,950	1,448,889
Average earning assets	1,253,064	1,273,066	1,326,285	1,347,990	1,306,053
Average deposits	1,175,086	1,162,340	1,155,918	1,168,491	1,064,440
Average common equity	173,298	183,263	189,578	191,719	197,907

	As of Period End
	Sept 30, 2009	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sept 30, 2008
Total assets	$1,488,008	$1,528,879	$1,570,255	$1,549,013	$1,545,054
Total loans (including unearned income and loan fees)	1,253,257	1,267,349	1,288,177	1,275,311	1,247,802
Total deposits	1,223,369	1,167,052	1,165,267	1,166,282	1,199,705
Stockholders’ equity	103,883	180,803	186,334	189,979	196,686
Nonperforming assets	160,604	148,945	120,515	76,670	33,199
Assets under advice - Bank of Florida Trust Company	734,469	630,657	522,541	494,633	439,942
Assets under management - Bank of Florida Trust Company	617,877	515,380	412,661	386,472	372,577

GAAP reconciliation of tangible book value
Tangible book value per common share	$7.48	$8.70	$9.39	$9.79	$10.31
Effect of goodwill and other intangibles	0.20	4.99	4.99	5.08	5.08

Book value per common share	$7.68	$13.69	$14.38	$14.87	$15.39

[1]	Efficiency ratio = Noninterest expense divided by the total of net interest income before provision for loan losses plus noninterest income (excluding net securities gains and losses).
[2]	Tangible Common Equity = Tangible common equity as a percentage of tangible common assets

Bank of Florida Corporation

Consolidated Statements of Income (unaudited)

	Three Months Ended
(dollars in thousands, except per share data)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Interest income
Interest and fees on loans	$16,693	$16,717	$17,299	$18,960	$19,654
Interest on securities and dividends	1,232	1,351	1,492	1,376	1,302
Interest on federal funds sold	8	1	2	92	24

Total interest income	17,933	18,069	18,793	20,428	20,980

Interest expense
Interest on deposits	6,886	7,127	7,686	9,081	8,360
Interest on subordinated debt	109	132	147	234	170
Interest on FHLB & other borrowings	1,384	1,375	1,365	1,324	1,529

Total interest expense	8,379	8,634	9,198	10,639	10,059

Net interest income	9,554	9,435	9,595	9,789	10,921

Provision for loan losses	25,719	9,764	6,693	16,026	6,190

Net interest income after provision for loan losses	(16,165)	(329)	2,902	(6,237)	4,731

Non interest income
Service charges & fees	911	560	472	474	464
Gain on sale of assets, net	(479)	191	29	100	(9)
Trust Fees, net	651	574	654	621	679
Gains on sale of investment securities	512	1,351	0	0	28

Total noninterest income	1,595	2,676	1,155	1,195	1,162

Noninterest expense
Salaries and employee benefits	4,717	5,460	5,211	5,056	5,533
Occupancy expenses	1,819	1,888	1,769	1,766	1,780
Equipment rental, depreciation and maintenance	771	812	837	799	813
General operating	65,707	4,544	3,214	3,330	3,262

Total noninterest expense	73,014	12,704	11,031	10,951	11,388

(Loss) income before taxes (benefit)	(87,584)	(10,357)	(6,974)	(15,993)	(5,495)
Income taxes (benefit)	(9,504)	(3,857)	(2,601)	(5,979)	(2,050)

Net (loss) income	$(78,080)	$(6,500)	$(4,373)	$(10,014)	$(3,445)

(Loss) income per common share - diluted	$(6.10)	$(0.51)	$(0.34)	$(0.78)	$(0.27)

Weighted average common shares outstanding - diluted	12,795,054	12,779,020	12,779,020	12,779,020	12,779,020

Total common shares outstanding	12,968,898	12,947,520	12,955,520	12,779,020	12,779,020

Bank of Florida Corporation

Consolidated Balance Sheet (unaudited)

(dollars in thousands)	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
A S S E T S

Cash and due from banks	$74,836	$38,940	$55,891	$47,064	$18,788
Interest bearing due from other banks	281	233	190	561	1,321
Federal funds sold	0	0	241	313	70,650

Total cash and cash equivalents	75,117	39,173	56,322	47,938	90,759

Securities held to maturity	2,187	2,363	3,317	3,316	3,316
Securities available for sale	102,763	102,459	109,741	114,660	88,284

Loans held for sale	172	0	156	—	—

Portfolio loans	1,254,472	1,268,786	1,289,582	1,276,985	1,249,663
Less:
Allowance for loan losses	38,002	24,778	24,479	29,533	14,264
Unearned income and deferred loan fees	1,387	1,437	1,561	1,674	1,861

Net loans	1,215,083	1,242,571	1,263,542	1,245,778	1,233,538

Restricted securities, Federal Home Loan Bank and other bank stock	8,643	8,467	8,647	9,246	7,347
Premises and equipment	27,776	28,248	29,029	29,501	30,113
Accrued interest receivable	5,245	4,656	5,121	4,990	5,458
Intangible assets	2,569	64,631	64,738	64,850	64,968
Other assets	48,453	36,311	29,642	28,734	21,271

Total assets	$1,488,008	$1,528,879	$1,570,255	$1,549,013	$1,545,054

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non interest bearing deposits	$101,881	$97,378	$101,631	$114,905	$100,471
MM/NOW	410,706	387,104	383,815	366,349	388,520
Savings	6,248	6,427	6,318	5,752	5,972
CD’s < $100k	194,544	118,802	114,083	107,889	115,477
Retail CDAR’s	76,881	122,114	124,457	117,308	80,071

Total core deposits [1]	790,260	731,825	730,304	712,203	690,512

Brokered CD’s	164,098	175,236	211,955	239,507	296,627
CD’s (all others)	269,011	259,991	223,008	214,572	212,566

Total deposits	1,223,369	1,167,052	1,165,267	1,166,282	1,199,705

Fed funds purchased	—	—	—	—	—
Subordinated debt	16,000	16,000	16,000	16,000	16,000
Other borrowings	21,908	40,696	80,000	20,000	20,000
Federal home loan bank advances	118,461	118,466	118,470	152,474	108,278
Accrued interest payable	1,973	2,009	2,140	2,286	1,954
Accrued expenses and other liabilities	2,414	3,853	2,044	1,992	2,431

Total liabilities	1,384,125	1,348,076	1,383,921	1,359,034	1,348,368

Stockholders’ Equity:
Preferred stock	4,300	3,525	—	—	—
Common stock	130	130	130	128	128
Additional paid-in capital	200,746	200,615	200,592	199,862	199,792
Restricted stock	(498)	(559)	(651)	—	—
Accumulated deficit	(15,030)	(15,030)	(15,030)	(1,808)	(1,808)
Current year net income (loss)	(88,953)	(10,873)	(4,373)	(13,222)	(3,208)
Other comprehensive income	3,188	2,995	5,666	5,019	1,782

Total stockholders’ equity	103,883	180,803	186,334	189,979	196,686

Total liabilities and stockholders’ equity	$1,488,008	$1,528,879	$1,570,255	$1,549,013	$1,545,054

[1]

Management defines core deposits as the sum of demand deposits, NOW, MMDA, Savings, CDs less than $100 thousand and reciprocal CDARs. The Federal Financial Institutions Examinations Council (FFIEC) defines core deposits as the sum of demand deposits, all NOW and ATS accounts, MMDA savings, other savings deposits, and time deposits under $100 thousand.

BANK OF FLORIDA CORPORATION

RATE / VOLUME VARIANCE ANALYSIS

Three months ended September 30, 2009 vs.

Three months ended June 30, 2009

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)

	September 2009 Quarter-to-Date			June 2009 Quarter-to-Date

	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,088,155	$14,303	5.21%	$1,101,128	$14,436	5.26%	-0.05%	(12,973)	$(139)	$(153)	$159	$(133)
Total Consumer loans	54,338	653	4.77%	54,481	650	4.79%	-0.02%	(143)	(3)	(1)	7	3
Total Residential real estate loans	128,746	1,737	5.35%	125,531	1,631	5.21%	0.14%	3,215	44	44	18	106
Overdrafts/ Nonaccrual loans 1	(146,976)	—	0.00%	(127,957)	—	0.00%	0.00%	(19,019)	—	—	—	—

Total Loans	1,124,263	16,693	5.89%	1,153,183	16,717	5.81%	0.08%	(28,920)	233	(441)	184	(24)

Investment Securities	109,256	1,231	4.47%	114,456	1,350	4.73%	-0.26%	(5,200)	(75)	(59)	15	(119)
Federal funds sold	19,293	8	0.16%	5,000	1	0.08%	0.08%	14,293	1	6	—	7
Deposits in banks	252	1	1.57%	427	1	0.94%	0.63%	(175)	1	(1)	—	—

Total Interest-earning assets	$1,253,064	$17,933	5.68%	$1,273,066	$18,069	5.69%	-0.01%	$(20,002)	159	$(494)	$199	$(136)

Non interest-earning assets	272,469			254,814

Total Assets	$1,525,533			$1,527,880

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$45,925	20	0.17%	$50,320	23	0.18%	-0.01%	(4,395)	$(1)	$(2)	$—	$(3)
Money Market Accounts	338,492	1,339	1.57%	339,609	1,401	1.65%	-0.08%	(1,117)	(68)	(9)	15	(62)
Savings Accounts	6,420	6	0.37%	6,388	5	0.31%	0.06%	32	1	0	—	1
Total Certificates	678,323	5,521	3.23%	662,368	5,698	3.45%	-0.22%	15,955	(367)	127	63	(177)

Total Deposits	1,069,160	6,886	2.56%	1,058,685	7,127	2.70%	-0.14%	10,475	(436)	117	78	(241)

Total FHLB Advances	118,463	1,202	4.03%	121,511	1,193	3.94%	0.09%	(3,048)	28	(32)	13	9
Other Borrowings	32,883	182	2.20%	40,220	182	1.82%	0.38%	(7,337)	39	(41)	2	—
Total Subordinated Debt	16,000	109	2.70%	16,000	132	3.31%	-0.61%	—	(25)	1	1	(23)

Total Other Borrowings	167,346	1,493	3.54%	177,731	1,507	3.40%	0.14%	(10,385)	41	(71)	16	(14)

Total Interest-Bearing Liabilities	$1,236,506	$8,379	2.69%	$1,236,416	$8,634	2.80%	-0.11%	$90	$(395)	$46	$94	$(255)

Demand Deposits	105,926			103,655
Other Liabilities	5,565			4,507
Stockholder’s equity	177,536			183,302

Total liabilities and equity	$1,525,533			$1,527,880

Net interest income/net interest spread		$9,554	2.99%		$9,435	2.89%	0.10%	$(20,092)	$554	$(540)	$105	$119

Net interest margin			3.02%			2.97%	0.05%

[1]	For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

4

BANK OF FLORIDA CORPORATION

RATE / VOLUME VARIANCE ANALYSIS

Three months ended September 30, 2009 vs.

Three months ended September 30, 2008

	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)

	September 2009 Quarter-to-Date			September 2008 Quarter-to-Date

	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,088,155	$14,303	5.21%	$1,048,002	$16,961	6.44%	-1.23%	40,153	$(3,249)	$591	$—	$(2,658)
Total Consumer loans	54,338	653	4.77%	55,293	791	5.69%	-0.92%	(955)	(128)	(10)	—	(138)
Total Residential real estate loans	128,746	1,737	5.35%	120,306	1,902	6.29%	-0.94%	8,440	(285)	120	—	(165)
Overdrafts/ Nonaccrual loans 1	(146,976)	—	0.00%	(26,674)	—	0.00%	0.00%	(120,302)	—	—	—	—

Total Loans	1,124,263	16,693	5.89%	1,196,927	19,654	6.53%	-0.64%	(72,664)	(1,931)	(1,030)	—	(2,961)

Investment Securities	109,256	1,231	4.47%	102,554	1,299	5.04%	-0.57%	6,702	(147)	79	—	(68)
Federal funds sold	19,293	8	0.16%	6,025	24	1.58%	-1.42%	13,268	(22)	6	—	(16)
Deposits in banks	252	1	1.57%	557	3	2.14%	-0.57%	(305)	(1)	(1)	—	(2)

Total Interest-earning assets	$1,253,064	$17,933	5.68%	$1,306,063	$20,980	6.39%	-0.71%	$(52,999)	(2,101)	$(946)	$—	$(3,047)

Non interest-earning assets	272,469			145,843

Total Assets	$1,525,533			$1,451,906

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$45,925	20	0.17%	$47,392	49	0.41%	-0.24%	(1,467)	(29)	—	$—	$(29)
Money Market Accounts	338,492	1,339	1.57%	328,099	2,389	2.90%	-1.33%	10,393	(1,100)	50	—	(1,050)
Savings Accounts	6,420	6	0.37%	6,173	9	0.58%	-0.21%	247	(3)	—	—	(3)
Total Certificates	678,323	5,521	3.23%	581,733	5,913	4.04%	-0.81%	96,590	(1,188)	796	—	(392)

Total Deposits	1,069,160	6,886	2.56%	963,396	8,360	3.45%	-0.89%	105,764	(2,320)	846	—	(1,474)

Total FHLB Advances	118,463	1,202	4.03%	147,004	1,324	3.58%	0.45%	(28,541)	167	(289)	—	(122)
Other Borrowings	32,883	182	2.20%	21,081	176	3.32%	-1.12%	11,802	(60)	66	—	6
Total Subordinated Debt	16,000	109	2.70%	16,000	199	4.95%	-2.25%	—	(91)	1	—	(90)

Total Other Borrowings	167,346	1,493	3.54%	184,085	1,699	3.67%	-0.13%	(16,739)	16	(222)	—	(206)

Total Interest-Bearing Liabilities	$1,236,506	$8,379	2.69%	$1,147,482	$10,059	3.49%	-0.80%	$89,024	$(2,304)	$624	$—	$(1,680)

Demand Deposits	105,926			101,044
Other Liabilities	5,565			5,473
Stockholder’s equity	177,536			197,907

Total liabilities and equity	$1,525,533			$1,451,906

Net interest income/net interest spread		$9,554	2.99%		$10,921	2.90%	0.09%	$(142,023)	$203	$(1,570)	$—	$(1,367)

Net interest margin			3.02%			3.33%	-0.31%

[1]	For purposes of this analysis, non-accruing loans, if any, are not included in the average balances

5

Bank of Florida

Loan Composition

Loan Portfolio Balances (Unaudited)

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Commercial
Commercial and Industrial	$114,230	$117,518	$118,681	$115,553	$111,462
Commercial Real Estate	674,147	631,748	634,744	595,201	575,734
Construction	84,514	142,339	145,453	187,212	196,917
Land	153,716	153,074	151,168	149,632	159,845

Total Commercial	$1,026,607	$1,044,679	$1,050,046	$1,047,598	$1,043,958

Consumer
Residential Mortgage	172,912	170,595	183,909	174,699	155,379
Home Equity	43,118	40,656	39,589	40,355	39,138
Consumer	11,103	11,588	11,611	11,985	11,930

Total consumer	227,133	222,839	235,109	227,039	206,447

Adjustment for Settlement /Deferred Fees	-483	-169	3,022	675	-2,603

Total Loans	$1,253,257	$1,267,349	$1,288,177	$1,275,311	$1,247,802

Loans Portfolio Balances by County (Unaudited)

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Commercial and Industrial
Collier	$12,347	$16,817	$24,962	$27,741	$25,870
Lee	7,480	10,116	8,440	9,292	7,932
Hillsborough	19,085	18,351	17,802	17,469	23,880
Miami-Dade	15,165	15,865	16,466	11,041	12,697
Broward	18,333	17,966	12,246	11,797	10,899
Palm Beach	3,908	3,845	2,794	2,378	1,992
Pinellas	21,397	18,257	20,267	20,212	13,329
Polk	79	—	—	—	—
Other	16,436	16,301	15,704	15,622	14,863

Total Commercial and Industrial	$114,230	$117,518	$118,681	$115,553	$111,462

Commercial Real Estate
Collier	$109,891	$102,408	$112,362	$112,533	$116,934
Lee	108,133	117,045	109,395	101,346	93,659
Hillsborough	54,104	39,481	42,941	55,980	45,612
Miami-Dade	61,158	49,377	46,491	48,097	51,109
Broward	139,752	140,420	139,825	119,774	115,828
Palm Beach	51,721	46,478	46,660	43,758	40,389
Pinellas	36,648	28,322	28,328	28,166	30,474
Polk	9	9	64	65	65
Alachua	9,930	9,935	13,121	13,053	13,100
Other	102,800	98,273	95,557	72,431	68,564

Total Commercial Real Estate	$674,147	$631,748	$634,744	$595,201	$575,734

Commercial Construction and Land
Collier	$22,376	$27,535	$27,563	$27,463	$31,100
Lee	17,237	16,094	19,301	27,934	36,378
Hillsborough	23,163	27,488	27,974	25,137	25,223
Miami-Dade	17,772	27,228	30,943	30,784	33,492
Broward	35,247	41,664	41,786	48,444	49,444
Palm Beach	13,503	13,397	12,499	15,165	17,544
Pinellas	6,194	20,121	17,404	14,157	10,792
Polk	612	618	618	618	618
Other	12,858	20,083	17,955	38,189	40,537

Total Commercial Construction and Land	$148,962	$194,228	$196,043	$227,891	$245,128

Residential Construction and Land
Collier	$20,309	$25,147	$22,939	$22,327	$25,049
Lee	10,469	13,830	13,971	14,564	18,386
Hillsborough	16,249	18,064	16,556	24,465	25,526
Miami-Dade	18,644	18,258	17,134	17,812	15,645
Broward	6,194	12,800	11,866	9,872	7,977
Palm Beach	2,351	2,206	2,132	5,878	8,117
Pinellas	7,526	1,764	1,739	1,482	954
Polk	140	140	3,750	3,750	140
Other	7,386	8,976	10,491	8,802	9,840

Total Residential Construction and Land	$89,268	$101,185	$100,578	$108,953	$111,634

Residential Mortgage & HELOC
Collier	$80,397	$77,749	$84,795	$80,629	$77,549
Lee	35,914	34,328	35,854	36,747	37,454
Hillsborough	15,803	15,515	15,632	8,446	7,314
Miami-Dade	35,102	43,412	31,956	31,843	23,923
Broward	30,733	25,342	28,518	29,798	20,681
Palm Beach	3,934	3,535	2,479	2,485	2,152
Pinellas	3,724	3,751	2,550	2,565	2,560
Polk	659	662	665	668	738
Alachua	209	210	—	—	—
Other	9,555	6,747	21,049	21,873	22,147

Total Residential Mortgage and HELOC	$216,030	$211,251	$223,498	$215,054	$194,517

Consumer
Collier	$1,856	$1,753	$2,069	$2,168	$2,159
Lee	979	1,130	1,224	1,110	1,120
Hillsborough	1,597	1,679	1,536	1,569	1,599
Miami-Dade	1,048	2,544	2,514	2,483	2,480
Broward	1,277	1,286	1,433	1,647	1,585
Palm Beach	99	110	165	171	173
Pinellas	1,089	1,120	1,009	1,165	1,208
Polk	70	126	28	28	111
Other	3,088	1,840	1,633	1,643	1,495

Total Consumer	$11,103	$11,588	$11,611	$11,985	$11,930

Adjustment for Settlement /Deferred Fees	-483	-169	3,022	675	-2,603
Total Loans	$1,253,257	$1,267,349	$1,288,177	$1,275,311	$1,247,802

Bank of Florida - Consolidated

Concentration

	09/30/09 Balance	06/30/09 Balance	03/31/09 Balance	12/31/08 Balance	09/30/08 Balance

Land
Raw Land	$28,892	$23,173	$27,216	$32,201	$37,984
Commercial Development	87,207	96,698	86,678	77,556	76,743
Residential Development	37,617	33,203	37,274	39,874	45,118

Total Land	$153,716	$153,074	$151,168	$149,632	$159,845
Construction Loans
Residential
Condominium	$17,810	$18,004	$19,415	$25,572	$24,802
Condo Conversions	7,055	6,927	6,812	6,503	6,466
Single-Family - Spec	16,990	21,375	18,369	18,024	18,038
Single-Family - Owner	9,797	21,676	18,708	18,981	17,210

Total Residential	$51,652	$67,982	$63,304	$69,079	$66,516
Commercial
Office	$17,206	$26,949	$24,328	$30,125	$23,719
Retail	2,880	2,871	9,830	28,284	32,085
Industrial/Warehouse	2,025	5,287	8,320	9,915	11,375
Mini Storage Facility	—	—	—		—
Hotel	—	8,161	5,386	13,014	11,078
Restaurant	—	727	733	728	718
Church	3,622	3,257	3,008	137	132
Multifamily (5+ units)	2,732	9,847	9,205	8,377	12,651
Hospital/ACLF	—	—	—		—
Other	4,397	17,258	21,339	27,554	38,643

Total Commercial	$32,862	$74,357	$82,149	$118,133	$130,401
TOTAL LAND, CONST, & DEV	$238,230	$295,413	$296,621	$336,844	$356,762

Permanent CRE Loans
Office	$204,711	$201,635	$204,449	$197,077	$194,014
Retail	144,420	140,384	133,518	108,763	100,185
Industrial/Warehouse	111,874	104,526	96,128	92,436	76,678
Mini Storage Facility	11,212	3,705	3,724	3,745	3,764
Hotel	63,202	47,309	48,227	37,149	36,639
Restaurant	6,779	6,397	11,107	11,116	11,151
Church	1,764	1,773	1,663	4,378	4,414
Multifamily (5+ units)	31,766	27,639	23,129	30,674	44,796
Hospital/ACLF	2,024	1,071	1,081	1,095	1,108
Other	96,395	97,309	111,718	108,767	102,986
TOTAL CRE LOANS	$674,147	$631,748	$634,744	$595,201	$575,734

Commercial
Secured	104,008	108,413	$107,227	$103,125	$100,012
Unsecured	10,222	9,105	11,454	12,427	11,450

Residential Mortgages
HELOC	43,118	40,656	39,589	40,355	39,138
Residential	172,912	170,595	183,909	174,699	155,379

Consumer
Secured	7,523	7,841	7,972	8,424	8,597
Unsecured	3,580	3,748	3,639	3,561	3,332

Adjustment for Settlement/Deferred Fees	-483	-169	3,022	675	-2,603
TOTAL PORTFOLIO	$1,253,257	$1,267,349	$1,288,177	$1,275,311	$1,247,802

Bank of Florida

Non-Performing Assets and Accruing Loans Past Due 30-89 Days (Unaudited)

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$1,388	$4,486	$1,943	$1,363	$246
Commercial Real Estate	$66,702	$37,321	27,517	9,620	8,340
Construction	$2,698	$14,510	13,494	2,259	509
Land	$21,035	$21,798	18,334	6,890	2,948

Total Commercial	$91,823	$78,115	$61,288	$20,133	$12,043

Consumer
Residential Mortgage	$25,824	$31,770	$28,472	$18,832	$6,220
Home Equity	$802	$926	281	139	774
Construction and Land	$31,055	$29,548	24,732	32,427	9,878
Other	$603	$592	261	322	149

Total Consumer	$58,284	$62,836	$53,746	$51,720	$17,021

Total Non-Accrual Loans [1]	$150,107	$140,951	$115,034	$71,853	$29,064

Foreclosed Real Estate	$10,497	$7,994	$5,481	$4,817	$4,135

Total Non-Performing Assets	$160,604	$148,945	$120,515	$76,670	$33,199

[1] Also includes Loans 90 days+ and accruing	$3,133	$2,282	$1,887	—	$1

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Non Performing Loans by County (Unaudited)
Commercial and Industrial
Collier	—	$3,164	$206	$1,207	$221
Lee	—	2	55	2	—
Hillsborough	536	—	—	—	—
Miami-Dade	—	—	256	16	17
Broward	386	1,005	1,006	8	9
Palm Beach	—	—	—	—	—
Pinellas	466	315	—	100	—
Polk	—	—	—	—	—
Other	—	—	420	32	—

Total Commercial and Industrial	$1,388	$4,486	$1,943	$1,363	$246

Commercial Real Estate
Collier	$21,942	$2,433	$838	$518	—
Lee	10,024	$13,180	14,131	7,382	7,243
Hillsborough	844	$961	—	—	—
Miami-Dade	6,215	—	—	—	—
Broward	7,451	$1,804	1,804	—	—
Palm Beach	8,817	$7,748	—	—	—
Pinellas	867	—	—	—	—
Polk	—	—	—	—	—
Alachua	9,145	$9,145	9,145	—	—
Other	$1,397	$2,050	1,599	1,720	1,097

Total Commercial Real Estate	$66,702	$37,321	$27,517	$9,620	$8,340

Commercial Construction
Collier	$2,698	$2,716	$2,612	$2,259	—
Lee	—	$4,400	4,400	—	509
Hillsborough	—	$438		—	—
Miami-Dade	—	—	—	—	—
Broward	—	$6,482	6,482	—	—
Palm Beach	—	—	—	—	—
Pinellas	—	—	—	—	—
Polk	—	—	—	—	—
Other	—	$474	—	—	—

Total Commercial Construction	$2,698	$14,510	$13,494	$2,259	$509

Commercial Land
Collier	$10,695	$12,074	$12,321	$950	—
Lee	$2,849	$2,512	2,516	1,504	608
Hillsborough	$1,640	$1,361	1,361	2,096	—
Miami-Dade	$2,109	$2,109	2,136	2,340	2,340
Broward	—	—	—	—	—
Palm Beach	—	—		—	—
Pinellas	$233	$233	—	—	—
Polk	—	—		—	—
Other	$3,509	$3,509

Total Commercial Land	$21,035	$21,798	$18,334	$6,890	$2,948

Residential Construction and Land
Collier	$9,622	$9,762	$1,748	$1,960	$1,603
Lee	$4,545	$2,978	2,661	3,607	3,273
Hillsborough	$11,423	$11,416	12,202	19,011	1,392
Miami-Dade	$4,469	$4,396	4,320	4,048	—
Broward	—	—	—	—	—
Palm Beach	—	—		—	2,386
Pinellas	$996	$996	—	—	—
Polk	—	—	3,610	3,610	1,224
Other	—	—	191	190	—

Total Residential Construction and Land	$31,055	$29,548	$24,732	$32,427	$9,878

Residential Mortgage & HELOC
Collier	$11,256	$9,710	$11,289	$5,374	$3,413
Lee	$6,338	$6,568	7,198	4,060	756
Hillsborough	$707	$1,639	1,055	1,055	—
Miami-Dade	$4,171	$8,991	2,186	1,340	1,880

Bank of Florida

Broward	$3,474	$4,785	6,662	7,142	945
Palm Beach	—	—		—	—
Pinellas	$126	—	—	—	—
Polk	—	—	—	—	—
Other	$554	$1,003	363	—	—

Total Residential Mortgage & HELOC	$26,626	$32,696	$28,753	$18,971	$6,994

Consumer Other
Collier	$65	$32	$50	$149	$149
Lee	—	$24	59	23	—
Hillsborough	—	—	—	—	—
Miami-Dade	—	$36		—	—
Broward	—	—		—	—
Palm Beach	—	—		—	—
Pinellas	$423	$433		—	—
Polk	—	—		—	—
Other	$115	$67	152	150	—

Total Consumer Other	603	592	261	322	149

Total Non-Performing Loans	$150,107	$140,951	$115,034	$71,853	$29,064

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Collateral Dependant and Nonaccrual Loan Summary
Impaired loans without a valuation allowance	$67,292	$71,296	$27,856	$15,896	$30,860
Impaired loans with a valuation allowance	91,636	59,316	96,190	65,555	17,164

Total impaired loans	$158,928	$130,612	$124,046	$81,451	$48,024

Valuation allowance related to impaired loans	21,818	11,436	13,920	18,554	3,051
Total nonaccrual loans	146,974	138,669	113,147	71,853	28,502
Total foreclosed real estate	10,497	7,994	5,481	4,817	33,199
Total loans ninety days or more past due and still accruing	3,133	2,282	1,887	—	562

Bank of Florida

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Accruing Loans Past Due 30-89 Days
Commercial
Commercial and Industrial	2,272	672	499	833	1,106
Commercial Real Estate	27,126	14,161	2,820	1,107	14,991
Construction	253
Land	28,391	350	7,181	3,703	4,793

Total Commercial	$58,042	$15,183	$10,500	$5,642	$20,890

Consumer
Residential Mortgage	2,159	4,997	14,039	14,258	10,764
Home Equity	1,484	141	1,757	153	157
Construction and Land	669	2,976	10,092	2,598	5,351
Other	251	26	90	77	103

Total Consumer	$4,563	$8,140	$25,978	$17,087	$16,375

Total Accruing Loans Past Due 30-89 Days	$62,605	$23,323	$36,478	$22,729	$37,265

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Accruing Loans Past Due 30-89 Days by County
Commercial and Industrial
Collier	$503	—	$8	$154	$994
Lee	249	25	—	—	56
Hillsborough	—	310	175	29	25
Miami-Dade	537	122	250	150	—
Broward	48	154	—	500	—
Palm Beach	—			—	—
Pinellas	—	—	66	—	—
Polk	—	61		—	—
Other	936			—	32

Total Commercial and Industrial	$2,272	$672	$499	$833	$1,106

Commercial Real Estate
Collier	$1,291	$8,655	$931	—	—
Lee	—	5,486	1,889	—	4,940
Hillsborough	—	—		—	—
Miami-Dade	14,032	20	—	—	2,544
Broward	—	—	—	—	6,884
Palm Beach	4,676	—	—	—	—
Pinellas	—			—	—
Polk	—			—	—
Other	7,127			1,107	624

Total Commercial Real Estate	$27,126	$14,161	$2,820	$1,107	$14,991

Commercial Construction
Collier	$253	—	—	—	—
Lee	—	—	—	—	—
Hillsborough	—	—	—	—	—
Miami-Dade	—	—	—	—	—
Broward	—	—	—	—	—
Palm Beach	—	—	—	—	—
Pinellas				—	—
Polk				—	—
Other				—	—

Total Commercial Construction	$253	—	—	—	—

Commercial Land
Collier	—	$0	—	$900	$950
Lee	544	350		1,620	1,551
Hillsborough	7,691			—	2,096
Miami-Dade	—			1,183	186
Broward	12,258			—	—
Palm Beach	6,943			—	—
Pinellas	—	—	3,672	—	—
Polk				—	—
Other	955	—	3,509	—	10

Total Commercial Land	$28,391	$350	$7,181	$3,703	$4,793

Residential Construction and Land
Collier	—	$0	$8,119	—	$1,304
Lee	195	2,976	132	212	—
Hillsborough	474			1,000	—
Miami-Dade	—			899	4,048
Broward				488	—
Palm Beach				—	—
Pinellas	—	—	996	—	—
Polk				—	—
Other	—	—	845	—	—

Total Residential Construction and Land	$669	$2,976	$10,092	$2,598	$5,351

Residential Mortgage & HELOC
Collier	$1,939	$1,320	$6,754	$11,894	$2,245
Lee	152	3,161	2,762	558	6,417
Hillsborough	—	—	—	—	1,055
Miami-Dade	693	531	6,280	532	207
Broward				598	997
Palm Beach				—	—
Pinellas	859			—	—

Bank of Florida

(dollars in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Polk	—	126		—	—
Other				829	—

Total Residential Mortgage & HELOC	$3,643	$5,138	$15,796	$14,411	$10,921

Consumer Other
Collier	$24	$19	—	—	—
Lee	1	1	5	32	23
Hillsborough				—	—
Miami-Dade	—	—	36	—	—
Broward				—	—
Palm Beach	—	6	49	—	—
Pinellas	226			—	—
Polk				—	—
Other				45	80

Total Consumer Other	$251	$26	$90	$77	$103

Total Accruing Loans Past Due 30-89 Days	$62,605	$23,323	$36,478	$22,729	$37,265

Total Loans	$1,253,257	$1,267,349	$1,288,177	$1,275,311	$1,247,802

Ratio of Non-Performing Loans to Total Loans	11.98%	11.12%	8.93%	5.63%	2.33%

Ratio of Loans Past Due 30-89 to Total Loans	5.00%	1.84%	2.83%	1.78%	2.99%

Ratio of Non-Performing Assets to Total Assets	10.79%	9.74%	7.67%	4.95%	2.15%

Quarter to Quarter Changer in Non-Performing Assets
Balance at Beginning of Quarter	$148,945	$120,516	$76,670	$33,198	$24,689
Additions	35,848	40,686	56,186	44,831	13,853
Reductions
Payments	7,239	701	7	10	43
Return to Accrual Status	1,825	420
Sales of Foreclosed Real Estate	2,597	3,007	555	561	98
Other OREO transferred to Fixed Assets	223	—	—	—	—
Charge-off/Writedowns	12,305	8,129	11,779	789	5,204
Total Reductions	24,189	12,257	12,341	1,359	5,344

Balance at End of Quarter	$160,604	$148,945	$120,515	$76,670	$33,198

Bank of Florida

Reserve for Credit Losses (Unaudited)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Balance at Beginning of Period	$24,778	$24,479	$29,533	$14,264	$13,232
Loans and Leases Charged-off
Commercial
Commercial and Industrial	-434	-409	-1,433	-139	-331
Commercial Real Estate	-6,253	-611	-431	-41	-2,278
Construction	-1,977	-2,227	-6,517	-120	-1,287
Land	-2,323	-5,240	-1,600	-156	-863
Consumer
Residential Mortgage	-1,327	-743	-1,696	-131	-90
Home Equity	-355	-150		-197	-332
Other	-94	-112	-102	-5	-23

Total Loans Charged-Off	-12,763	-9,492	-11,779	-789	-5,204

Recoveries on Loans and Leases Previously Charged-off
Commercial
Commercial and Industrial	27	3	5	4	24
Commercial Real Estate					12
Construction				6
Land
Consumer
Residential Mortgage	6
Home Equity	1	1			5
Other	16	4	1	0	2

Total Recoveries on Loans Previously Charged-Off	50	8	6	10	43

Net Loans and Leases Charged-Off	-12,713	-9,484	-11,773	-779	-5,162
Provision for Credit Losses[2]	25,719	9,764	6,693	16,025	6,190
Provision Adjustment [1]	263	—	—	—	—
Reserve for Unfunded Commitments [2]	-45	19	26	23	4

Balance at End of Period	$38,002	$24,778	$24,479	$29,533	$14,264

[1] Isolated adjustment due to timing of transaction; to be reversed in subsequent quarter
[2] Unfunded Commitments expense has been reclassified effective 9/30/09 retro to 1/1/2009

Average Loans Outstanding	1,124,263	1,153,183	1,202,566	1,213,371	1,196,918

Ratio of Net Loans Charged-off to Average	4.52%	3.29%	3.92%	0.26%	1.72%
Loans Outstanding (annualized)
Ratio of Allowance for Loans Losses to	3.03%	1.96%	1.90%	2.32%	1.14%
Loans Outstanding

Bank of Florida Corporation

Core Earnings Reconciliation

(Dollars in millions)

						Versus 9/30/2009
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2009	9/30/2008	3Q 08

Net Interest Income (1)	$10.8	$10.6	$10.6	$10.4	$11.2	$0.2	$0.4	($0.4)

Fee Income (2)	1.2	1.1	1.1	1.1	1.2	0.1	0.1	—

Gross Income	$12.0	$11.7	$11.7	$11.5	$12.4	$0.3	$0.5	(0.4)

Operating Expense (3)	10.0	10.7	10.5	10.1	10.8	(0.7)	(0.1)	(0.8)

Core Earnings (Pre-Tax/Credit)	$2.0	$1.0	$1.2	$1.4	$1.6	$1.0	$0.6	$0.4

Carrying cost of nonaccrual loans	(1.3)	(1.1)	(1.0)	(0.6)	(0.3)	(0.2)	(0.7)	(1.0)

Provision for Loan Loss	(25.7)	(9.8)	(6.7)	(16.0)	(6.2)	(15.9)	(9.7)	(19.5)

Pre-Foreclosure/Foreclosed Property Expense	(0.7)	(0.7)	(0.5)	(0.8)	(0.6)	—	0.1	(0.1)

FDIC Special Assessment	—	(0.7)	—	—	—	0.7	—	—

Write Off of Correspondent Bank Stock	—	(0.2)	—	—	—	0.2	—	—

Securities/Interest Rate Swap Gains (Losses), net	0.9	1.3	—	—	—	(0.4)	0.9	0.9

Gains (Losses) on ORE/Loan Sales, net	(0.4)	0.2	—	0.1	—	(0.6)	(0.5)	(0.4)

Items Related to Pre - 4Q 08	—	(0.3)	—	—		0.3	—	—

Costs related to private/public equity raise	(0.3)	(0.1)				(0.2)	(0.3)	(0.3)

Income Tax Benefit, net	9.4	3.9	2.6	5.9	2.1	5.5	3.5	7.3

Net Operating (Loss)	(16.1)	(6.5)	(4.4)	(10.0)	(3.4)	(9.6)	(6.1)	(12.7)

Goodwill Impairment Charge	62.0	—	—	—	—	62.0	62.0	62.0

Net (Loss)	(78.1)	(6.5)	(4.4)	(10.0)	(3.4)	(71.6)	(68.1)	(74.7)

Diluted Operating EPS	(1.26)	(0.51)	(0.34)	(0.78)	(0.27)

(Loss) Per Share	(6.10)	(0.51)	(0.34)	(0.78)	(0.27)

Net Interest Margin	3.02%	2.97%	2.93%	2.89%	3.33%	0.05%	0.13%	-0.31%

Net Interest Margin - Pre Credit (1)	3.34%	3.26%	3.12%	3.02%	3.40%	0.08%	0.32%	-0.06%

Notes:

(1)	Excluding impact of nonaccrual loans and interest reversals
(2)	Excluding securities, interest rate swap and ORE gains & losses
(3)	Excluding pre-foreclosure & foreclosed property expenses, goodwill impairment charge, FDIC special assessment, correspondent bank (Silverton) stock write off, professional fees and termination costs related to pre-4Q 08 items, costs related to private/public equity raise

Bank of Florida Corporation

Net Interest Margin Excluding Nonaccruals Calculation

(in thousands)

	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09
Avg Non-Accruing Loans	27,760	60,851	90,241	142,848	149,507

Avg Total Funding Rate	3.53%	3.37%	2.96%	2.72%	2.68%

Avg Earning Assets	1,331,913	1,342,586	1,319,903	1,260,031	1,244,719

Net Interest Margin	3.15%	3.00%	2.49%	3.09%	3.00%

Annualized Net Interest Income	41,955	40,278	32,800	38,935	37,342

Annualized Non-Accruing Funding Cost	980	2,051	2,667	3,885	4,007

NIM Excluding Non-Accruing Funding Cost	3.22%	3.15%	2.69%	3.40%	3.32%

Quarterly NIM Excluding Non-Accruing Funding Cost	3.40%	3.02%	3.12%	3.26%	3.34%

YTD NIM Excluding Non-Accruing Funding Cost	3.57%	3.42%	3.12%	3.19%	3.24%